Exhibit 10.22


                                PROMISSORY NOTE


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
                                                               February 23, 2001

_______________ AFTER DATE. FOR VALUE RECEIVED, I PROMISE TO PAY TO THE ORDER OF     __$150,000.00________
_____________________________Activar, Inc.______________________________________
AT ITS BANKING HOUSE IN 7808 Creekridge Circle, #200, Mpls, MN 55439                 DUE _________________
------------------One Hundred Fifty Thousand and no/100------------------DOLLARS
                                                                                     NO. _________________
WITH INTEREST AT THE RATE OF 10% PER CENT PER ANNUM, FROM ______________________    ------------------------
UNTIL PAID, INTEREST PAYABLE ___________________at maturity.                          THIS NOTE IS GIVEN
                                                                                        FOR RENEWAL AND
         UPON ANY DEFAULT IN THE PAYMENT OF INTEREST OR INSTALLMENT, THIS NOTE         EXTENSION OF NOTE
SHALL BECOME IMMEDIATELY DUE AND PAYABLE AT THE OPTION OF THE HOLDER HEREOF.
         THE MAKERS, ENDORSERS, SURETIES AND GUARANTORS HEREOF HEREBY SEVERALLY      NO. _________________
AGREE TO PAY ALL COSTS OF COLLECTION, OR A REASONABLE ATTORNEY'S FEE, IN CASE
PAYMENT SHALL NOT BE MADE AT MATURITY, AND SEVERALLY WAIVE PRESENTMENT FOR           DATED _______________
PAYMENT, NOTICE OF NON-PAYMENT, PROTEST AND NOTICE OF PROTEST AND DIVULGENCE IN
ENFORCING PAYMENT OR BRINGING SUIT AGAINST ANY PARTY HERETO. THE ENDORSERS,          AND IS NOT IN PAYMENT
SURETIES AND GUARANTORS HEREOF HEREBY SEVERALLY CONSENT THAT THE TIME OF PAYMENT     OF THE ORIGINAL NOTE
MAY BE EXTENDED, OR THIS NOTE RENEWED, FROM TIME TO TIME, WITHOUT NOTICE TO THEM    ------------------------
AND WITHOUT AFFECTING THEIR LIABILITY HEREIN.                                               EXTENDED

SAID SUM TO BE PAID AS FOLLOWS: $_______on demand____ DAY OF EACH _____________      TO __________________
BEGINNING ON ___________ DAY OF _____________ 19 _____ AND THE BALANCE ON THE
DUE DATE OF THIS NOTE.                                                               TO __________________
                                                                                            RENEWED BY
SECURED BY ________________________________)    ___MAGSTAR TECHOLOGIES, INC.___
                                           )                                         NO. _________________
ADDRESS ___________________________________)    _____ /s/ Michael J. Tate______
                                           )
ADDRESS ___________________________________)    By: _Michael J. Tate___________
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Purchase of Quick Draw.




  Payment of interest only for first 6 months:

        March, 2001             1,250.00
        April, 2001             1,250.00
        May, 2001               1,250.00
        June, 2001              1,250.00
        July, 2001              1,250.00
        August, 2001            1,250.00

  Payment of principal and interest to be determined at the end of the six month period.